Gratry International Growth Fund Investor Class (currently not available for purchase) Institutional Class (Ticker Symbol: GGIGX)
Summary Prospectus	August 5, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://www.gratryfunds.com/. You may also obtain this information at no cost by calling 1-855-447-2879 or by sending an e-mail request to info@gratry.com. The Fund's Prospectus and SAI, both dated June 28, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Gratry International Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and full redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%
Distribution (Rule 12b-1) fee	0.25%	None
Other expenses (includes shareholder service fee of up to 0.10%)1	1.02%	1.02%
Total annual fund operating expenses	1.97%	1.72%
Fee waiver and/or expense reimbursements2	(0.52%)	(0.52%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements	1.45%	1.20%

1	“Other expenses” have been estimated for the current fiscal year.
2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.45% and 1.20% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until September 30, 2014, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

SUMMARY SECTION

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$148	$568
Institutional Class	$122	$491

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 75% of its net assets in equity securities of non-U.S. domiciled companies or depository receipts of non-U.S. domiciled companies. Although the Fund may invest in any size companies, investments will generally be in large capitalization multinational companies. The Fund’s advisor considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of investment. However, on occasion, the Fund may invest in companies with a market capitalization below $10 billion. The Fund invests primarily in equity securities of non-U.S. domiciled companies located in developed countries but may also invest in companies located in emerging market countries. The Fund may also invest in exchange-traded funds ("ETFs").

The Fund’s investment strategy will typically be implemented by investing in the American Depository Receipts (“ADRs”) of non-U.S. companies. ADRs are negotiable certificates evidencing ownership of shares of foreign issuers and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The use of ADR’s avoids the need for a global custodian and eliminates foreign currency exchange transactions that would otherwise be required to buy and sell the ordinary shares of companies in their local markets. The Fund generally will invest in securities of companies located in at least three different countries.

In investing the Fund's assets, the Fund’s advisor employs an active fundamental investment process to identify companies that it believes exhibit sound financial characteristics and are run by proven management teams. On an ongoing basis, the Fund’s advisor employs a top-down macroeconomic analysis on each country in the investable universe, as defined from time to time. The Fund’s advisor’s “top-down” views are implemented with a fundamental bottom-up security selection process, whereby the Fund’s advisor seeks to invest in companies that it believes to exhibit superior growth metrics, sound financial characteristics, and reasonable stock prices relative to perceived growth prospects at the time of purchase. The Fund’s advisor incorporates a growth orientation to seek to identify securities of high quality companies trading at reasonable values compared to their future earnings potential. In constructing the Fund’s portfolio, the Fund’s advisor broadly diversifies investments across countries, sectors, and companies.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk. Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market due to, among other things, real or perceived adverse economic conditions, changes in general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Equity Securities Risk. Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses due to general market and economic conditions or factors relating to specific companies in which the Fund invests.

Foreign Securities Risk. The prices of foreign securities may be more volatile than those of U.S. securities because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in ADRs are subject to these risks, even though ADRs are denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of ADRs. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Currency Risk. Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies may decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar may decline in value relative to the currency being hedged.

Emerging Market Risk. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors. The economies of most emerging market countries are in the infancy stage of capital market development. As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations aren’t met their valuations may return to more typical norms, causing their stock prices to fall.

Small- and Mid-Cap Company Risk. The securities of small- or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

ETF Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance
The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Gratry & Company LLC (the “Advisor” or “Gratry”)

Portfolio Managers	Portfolio Manager of the Fund Since:
Jerome Gratry, Principal, Managing Director-Investments, CCO and Portfolio Manager	Inception, June 28, 2013
Mark Anderson, CFA, Principal, Managing Director-Investments, and Portfolio Manager	Inception, June 28, 2013
Gregory Tropf, CFA, CIPM, Principal, Managing Director-Research, CCO and Portfolio Manager	Inception, June 28, 2013
Matthew D. Sinkovitz, Vice President-Research and Portfolio Manager	Inception, June 28, 2013

Purchase and Sale of Fund Shares
Currently, the Investor Class is not available for purchase. To purchase shares of the Fund, you must invest at least the minimum amount.

	Investor Class		Institutional Class
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100	$100,000	$5,000
Traditional and Roth IRA Accounts	$2,500	$100	$100,000	$5,000
Automatic Investment Plan	$100	$50	$5,000	$2,500
Gift Account For Minors	$2,500	$500	$100,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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